UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 18, 2021, Marlin Business Services Corp., a Pennsylvania corporation (the “Company,” “we,” or “us”), entered into an Agreement and Plan of Merger (the “merger agreement”) by and among the Company, Madeira Holdings, LLC, a Delaware limited liability company (“Parent”), and Madeira Merger Subsidiary, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the merger, on June 16, 2021, the Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Preliminary Proxy Statement”). On June 30, 2021, the Company filed with the SEC a definitive proxy statement pursuant to Section 14(a) of the Exchange Act (the “Definitive Proxy Statement” and, together with the Preliminary Proxy Statement, the “Proxy Statement”). The Company commenced mailing the Definitive Proxy Statement to the Company’s shareholders on or about July 2, 2021.

Following the filing of the Preliminary Proxy Statement, as of the date of this Current Report on Form 8-K, three complaints have been filed by purported holders of Company’s common stock (the “Company common stock”). On June 18, 2021, a purported holder of Company common stock filed a complaint against the Company and the members of the Company’s board of directors (the “Company board”) in the United States District Court for the Southern District of New York captioned Stein v. Marlin Business Services Corp. et al, No. 1:21-cv-05384 (the “Stein Complaint”). On June 28, 2021, a purported holder of Company common stock filed a complaint against the Company and the members of the Company board in the United States District Court for the Eastern District of New York captioned Gibson v. Marlin Business Services Corp. et al, No. 1:21-cv-03626 (the “Gibson Complaint”). On June 28, 2021, a purported holder of Company common stock filed a complaint against the Company and the members of the Company board in the United States District Court for the Southern District of New York captioned Ciccotelli v. Marlin Business Services Corp. et al, No. 1:21-cv-05608 (the “Ciccotelli Complaint,” and collectively with the Stein Complaint and the Gibson Complaint, the “Complaints” and the corresponding lawsuits the “Merger Litigation”).

The Complaints assert, among other things, claims under Section 14(a) and Section 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder, for allegedly causing a materially incomplete and misleading preliminary proxy statement to be filed with the SEC and disseminated to the Company’s shareholders. Among other remedies, the Complaints seek to enjoin the defendants from proceeding with, consummating or closing the merger unless and until the allegedly materially incomplete and misleading information is disclosed to Company shareholders.

The parties to the Merger Litigation subsequently engaged in arm’s-length negotiations to attempt to resolve the claims asserted in the Merger Litigation, and reached an agreement whereby the Company would file on this Current Report on Form 8-K certain supplemental disclosures regarding the merger. The Company and Company board believe that the allegations and claims asserted in the Merger Litigation lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Merger Litigation delaying or otherwise adversely affecting the merger and to minimize the costs, risks, and uncertainties inherent in defending the Merger Litigation, the Company hereby voluntarily amends and supplements the Proxy Statement, as set forth in this Current Report on Form 8-K.

The Company and the Company board deny any liability or wrongdoing in connection with the Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

These supplemental disclosures will not affect the consideration to be paid to Company’s shareholders in connection with the merger or the timing of the special meeting of the Company’s shareholders (the “Special Meeting”) scheduled for August 4, 2021, at 9:00 a.m., Eastern Time.

The Company board continues to recommend that the Company’s shareholders vote “FOR” the proposal to adopt the merger agreement (the “merger proposal”); “FOR” the proposal to approve, on a non-binding, advisory basis, the compensation that certain executive officers of the Company may receive in connection with the merger pursuant to agreements or arrangements with the Company; and “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or advisable, including adjournments to permit further solicitation of proxies in favor of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal.

Supplemental Disclosures to Proxy Statement in Connection with the Merger Litigation

The additional disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Definitive Proxy Statement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement.

1.	The last two rows of the table on page 40 of the Definitive Proxy Statement shall be hereby amended and supplemented as follows:

($ in millions, other than per share amounts)	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
GAAP net income	$9	$17	$25	$34	$46	$48	$48	$48	$49	$51	$52
Growth	NM	88.3%	42.2%	38.8%	34.8%	5.0%	0.5%	(1.4%)	3.5%	2.5%	2.0%

Diluted earnings per share[1]	$0.73	$1.37	$1.95	$2.71	$3.66	$3.84	$3.86	$3.80	$3.94	$4.03	$4.11

Growth	NM	88.3%	42.2%	38.8%	34.8%	5.0%	0.5%	(1.4%)	3.5%	2.5%	2.0%

Dividends	$6.8	$6.8	$6.8	$6.7	$6.7	$6.7	$6.7	$6.7	$6.7	$6.7	$6.7
Dividend payout ratio	74%	40%	28%	20%	15%	14%	14%	14%	14%	13%	13%

Total assets	$1,031	$1,047	$1,282	$1,459	$1,657	$1,781	$1,870	$1,945	$2,003	$2,043	$2,084
Growth	NA	1.5%	22.5%	13.8%	13.6%	7.5%	5.0%	4.0%	3.0%	2.0%	2.0%

~~Adj.~~ ROAA
GAAP net income	$9	$17	$25	$34	$46	$48	$48	$48	$49	$51	$52
Average Assets	$1,025	$1,017	$1,177	$1,372	$1,556	$1,707	$1,791	$1,863	$1,928	$1,976	$2,016
ROAA	0.9%	1.7%	2.1%	2.5%	2.9%	2.8%	2.7%	2.5%	2.5%	2.5%	2.5%
~~Adj.~~ROATCE
GAAP net income	$9	$17	$25	$34	$46	$48	$48	$48	$49	$51	$52
Average Tangible Common Equity	$181	$190	$204	$225	$256	$294	$336	$381	$426	$474	$523
ROATCE	5.1%	9.1%	12.0%	15.1%	17.9%	16.4%	14.6%	12.9%	12.1%	11.3%	10.5%

[1]	Diluted share count of 12.209 million was used for purposes of the foregoing unaudited prospective financial data.

2.	The third full paragraph on page 43 of the Definitive Proxy Statement shall be hereby amended and supplemented by adding the following after the third bullet of that paragraph:

Results of the analysis were presented for the selected companies, as indicated in the following tables:

Commercial- Focused National Banks’ Median
Price/2021E EPS	12.5x
Price/2022E EPS	11.3x
P/TBVPS	2.58x
2022E ROATCE	18.0%

Speciality Finance- Focused Banks’ Median
Price/2021E EPS	8.8x
Price/2022E EPS	7.9x
P/TBVPS	1.82x
2022E ROATCE	15.3%

Global Median
Price/2021E EPS	10.1x
Price/2022E EPS	9.1x
P/TBVPS	1.91x
2022E ROATCE	17.5%

3.	The fifth full paragraph on page 43 of the Definitive Proxy Statement shall be hereby amended and supplemented as follows:

Based on the above analysis, and such other factors as J.P. Morgan considered appropriate, J.P Morgan then applied a multiple reference range of 8.5x to 14.0x for Price/2021E EPS, 8.0x to 12.5x for Price/2022E EPS and 0.30x to 0.79x for P/TBVPS to the Company’s management forecasts for the Company’s earnings for the fiscal year 2021 and 2022 (as described in the section “Unaudited Prospective Financial Information”) and the Company’s tangible book value per share of $15.92 as of December 31, 2020, respectively. The analysis indicated the following equity values per share of the Company common stock, rounded to the nearest $0.25, which may be compared to the closing price of the Company common stock of $14.24 on April 16, 2021 and the merger consideration of $23.50 per share of the Company’s common stock.

4.	The sixth full paragraph on page 43 of the Definitive Proxy Statement shall be hereby amended and supplement as follows:

J.P. Morgan calculated a range of implied values for the Company common stock by discounting to present value estimates of the Company’s future dividend stream and terminal value. In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by the Company’s management and were selected based on the Company’s guidance and J.P. Morgan’s experience and professional judgment:

Cautionary Statement Concerning Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed merger between Merger Sub and the Company, the anticipated timing of the transaction and the business of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this report, including, but not limited to:

•	the risk that the merger may not be consummated in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company common stock;

•	the risk that required approvals of the merger may not be obtained, or that the De-Banking may not be consummated, on the terms expected or on the anticipated schedule or at all;

•	the risk that the Company shareholders may fail to adopt the merger agreement;

•	the risk that the parties to the merger agreement may fail to satisfy other conditions to the consummation of the merger or meet expectations regarding the timing and consummation of the merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•	the effect of the announcement or pendency of the merger on the Company’s business relationships, operating results, employees and business generally;

•	the risk that the proposed merger disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the merger;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	the outcome of legal proceedings that may be instituted against the Company related to the merger agreement or the merger;

•	the amount of unexpected costs, fees, expenses and other charges related to the merger; and

•	political instability.

For additional factors that could materially affect our financial results and our business generally, please refer to the Company’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (which we refer to as the “2020 Annual Report”) and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and the other reports filed by the Company with the SEC. The Company undertakes no obligation to revise these statements following the date of this communication, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a Definitive Proxy Statement on Schedule 14A on June 30, 2021 and began mailing the Definitive Proxy Statement and proxy card on or around July 2, 2021. The proxy statement contains important information about the proposed merger and related matters. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed merger. The proposed merger will be submitted to Company shareholders for their consideration.

Shareholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed Merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement can also be obtained, without charge, by contacting Marlin Business Services Corp., Attn: Corporate Secretary, 300 Fellowship Road, Mount Laurel, New Jersey 08054, or by telephone at 888-479-9111, or by going to the Company’s Investor Relations page on its website at https://investor.marlincapitalsolutions.com/filings-financials/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 5, 2021, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 28, 2021, and the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 30, 2021 in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: July 23, 2021	By:	/s/ Ryan Melcher
Name: Ryan Melcher
	Title:	Senior Vice President, General Counsel and Corporate Secretary